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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549



                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 10, 1996


                    SUNDSTRAND CORPORATION
     _____________________________________________________
     (Exact name of Registrant as specified in its charter)


          Delaware                 1-5358                 36-1840610
____________________________     ___________         _____________________
(State or other jurisdiction     (Commission              (IRS Employer
   of incorporation)             File Number)        Identification Number)


    4949 Harrison Avenue
    P.O. Box 7003
    Rockford, Illinois                             61125-7003
________________________________________           __________
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (815) 226-6000

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Item 5. Other Events.

        Robert J. Smuland resigned as a director of Sundstrand
Corporation effective June 10, 1996.  As previously announced, on
May 6, 1996, he left his position as Executive Vice President and Chief Operating Officer, Aerospace of the Corporation.

Item 7. Exhibits.

        Exhibit (1) --   Termination agreement between the
                         Registrant and Robert J. Smuland,
                         dated as of June  7, 1996


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SUNDSTRAND CORPORATION
                                 (Registrant)



Dated:   June 11, 19996          By:  /s/ Richard M. Schilling
                                 _________________________________
                                 Name:  Richard M. Schilling
                                 Title: Vice President, General
                                        Counsel and Secretary

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                         EXHIBIT INDEX



                                                   Page in Sequentially
        Exhibit      Description                      Numbered Copy
        _______      ___________                   ___________________

         (1)         Termination agreement between
                     Sundstrand Corporation and
                     Robert J. Smuland, dated as of
                     June 7, 1996.

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                                                                Exhibit (1)


                     SUNDSTRAND CORPORATION
                       Corporate Offices
                      4949 Harrison Avenue
                         P.O. Box 7003
                 Rockford, Illinois 61125-70003
                      Phone (815) 226-6000
                        TWX 910-631-4255
                         Telex 25-7440


                                                  June 7, 1996
                                                  (A revision following
                                                  negotiation of the letter
                                                  dated May 6, 1996)



Mr. Robert J. Smuland
2015 El Rancho Lane
Rockford, IL  61107

Dear Bob:

       The purpose of this letter agreement is to set forth terms and conditions under which your employment with Sundstrand Corporation (the "Company") has terminated effective May 6, 1996 and you will resign as a director of the Company and all officer, directorships and other positions you hold with its subsidiaries and affiliates (collectively, with the Company, the "Companies") as of June 7, 1996 (the "Resignation Date"). Your signing below will indicate your agreement with the provisions of this letter agreement, which supersedes all prior negotiations, understandings and agreements and constitutes the entire agreement between the Company and you, with both parties intending to be legally bound and acknowledging that modifications hereto may be made only in writing.

       Concurrent with your execution and delivery of this letter agreement, you will be paid $36,537.76, equivalent to the amount of your salary from May 7 through May 31, 1996. In addition, (i) concurrent with your execution and delivery of this letter agreement you will receive a lump sum payment of $825,000, comprised of one year and three months of salary plus a bonus for all of 1996 at the target level of $200,000, and (ii) the amount of $3,532,714.29, together with interest at the rate of 4% per annum to you, or in the event of your prior death, to your estate, will be paid as follows: your purchase price of $21,000 for your restricted stock immediately with the remainder paid in two equal annual installments, the first installment on June 7, 1997, and the second installment on June 7, 1998; provided that if at any time prior to receipt of an installment you have materially breached any of the terms of this letter agreement, you shall not be entitled to any further installment payments;
and provided further that you shall be entitled to notice of any breach and offered 30 days in which to cure said breach. If you fail to cure said breach within said 30 days, your remaining installments shall be forfeited. You will not receive any payment from the Officer Incentive Compensation Plan for the year

Mr. Robert J. Smuland
June 7, 1996
Page 2



1996 or, except as expressly provided herein, under any incentive or bonus plan, retirement plan, welfare benefit plan or other benefit plan, program or arrangement of the Companies. Provided, however, any compensation previously deferred by you shall be payable in accordance with the terms of the deferral, which terms with respect to your deferred compensation shall not be changeable by the Company.

  Your execution of this letter agreement will acknowledge your election to retire effective June 1, 1996, during the early retirement incentive announced April 22, 1996, and to receive your entire retirement benefit in the form of a lump sum. Your total benefit under the Sundstrand Corporation Retirement Plan-Aerospace, the Sundstrand Corporation Supplemental Retirement
Plan and the supplemental pension promise made to you when initially hired is $2,034,259.41 and will be paid to you within five business days of your and your wife's signing the applicable retirement application and tax notices, provided that such period is subject to extension if you elect to exercise your right, hereby granted, to verify this pension calculation within ten days of your execution and delivery of this letter.

       You presently hold 96,000 shares of restricted stock under the 1982 Restricted Stock Plan, the 1989 Restricted Stock Plan and the Stock Incentive Plan which will not be vested by the Resignation Date (i.e., the Period of Restriction under these plans will not have ended) and, with respect to the restricted stock mentioned above, on the Resignation Date you will sell and the Company will repurchase such 96,000 shares for the price which you paid for them. In addition, you presently hold options to purchase 86,250 shares of the common stock of the Company under the Stock Incentive Plan of which 23,124 will already be vested as of the Resignation Date. The Compensation Committee of the Board of Directors of the Company has determined, pursuant to
Section 6.8(b) of that Plan and conditioned upon your execution and effectiveness of this letter agreement, that all of the nonvested options will vest as of June 7, 1996, and the exercise period for such newly vested options will lapse one year after the Resignation Date, i.e. June 7, 1997. The 23,124 previously vested options will continue to be exercisable until their normal expiration date.

       Following the Resignation Date, the Company will provide you and your spouse with health care coverage equivalent to that which is provided under the Company's retiree medical plan for persons who retire from your location on June 7, 1996. The retiree medical plan differs from your existing coverage in several respects, including non-coverage of dental and vision expenses, and is subject to change, including changes in the premiums and co-payments you will be required to pay (additional information is available from the Sundstrand Aerospace Employee Benefits Administrator). You should be aware that the Company will be obligated by law to send you a COBRA notice regarding

Mr. Robert J. Smuland
June 7, 1996
Page 3



continuation of your current medical plan. Please be advised that if you elect such COBRA continuation, the arrangement set forth above to provide you with health care coverage equivalent to that provided under the Company's retiree medical plan will be superseded, and your medical coverage will be limited to that made available under the COBRA election.

       You acknowledge that the payment of taxes with respect to any payments or benefits provided by the Company is your sole responsibility, whether or not income taxes are withheld by the Company, and you agree to hold the Company harmless from any obligation in connection therewith, including interest and penalties.

       You acknowledge that you have been a senior executive officer of the Company and (i) are privy to and have knowledge of trade secrets and other Confidential Information (defined below),
(ii) have developed long term personal relationships with many of the Companies' customers as a result of your employment with the Company, and (iii) have occupied a position of trust and confidence with respect to the Companies' customers and Confidential Information. For purposes of this letter agreement, "Confidential Information" shall mean trade secrets and confidential or proprietary information regarding designs, inventions, existing and proposed new products, processes, techniques, testing and servicing procedures, know how, programs, equipment, prototypes, costs, margins and pricing structures, business plans, projections, market analyses and marketing plans, sales figures and customer relationships, customer lists, confidential manufacturing and financial data and any other information regarding the Companies not generally known or a matter of public knowledge or available from other sources without restrictions and not bound to any obligation of confidentiality to the Company. You also acknowledge that the Companies conduct their business worldwide and that your duties and responsibilities have been worldwide.

       You agree that during the period beginning on the date hereof and ending two years from the Resignation Date you will not directly or indirectly influence or attempt to influence any of the Companies' customers or prospective customers in a manner to divert or attempt to divert business away from the Companies. In addition, you agree that for the period aforestated you will not own, manage, operate, participate in, perform services for or otherwise carry on, assist or be connected with any business engaged in the design, development, manufacture and/or sale of products or services competitive with any of the present products or services of the Companies, without the prior written consent of the Company's Chief Executive Officer, which consent will not be unreasonably withheld.

       You agree that from and after the date hereof you will not, without the written consent of the Company's Chief Executive
Officer, disclose to others any trade secrets or other

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Mr. Robert J. Smuland
June 7, 1996
Page 4



Confidential Information of which you have knowledge. The foregoing notwithstanding, you agree at all times to comply with the terms and conditions of that certain "Employee Patent and Confidential Information Agreement" executed by you on January 9, 1989. You also agree to immediately turn over to the Company all copies of documents and other written, printed or graphic matter and computer materials in your possession or control that relate to the Companies' business.

       You agree not to divulge or to disclose, without prior written permission from the Company's Chief Executive Officer, at any time in the future any information concerning the terms of this letter agreement unless required by court process or order of court or otherwise as required by law. In view of the positions you held with the Companies, you agree to favorably promote the Companies, their management and businesses in your dealings with third parties and, to that end, you further agree not to engage in any conduct harmful to the Companies or their employees or businesses and not to publish or otherwise make any statement which is critical of the Companies, their employees or their businesses or products. The Company agrees to direct its officers elected by its Board of Directors not to make disparaging remarks about you.

       You hereby unconditionally release and forever discharge the Companies and their divisions and their directors, officers, employees and agents, and their respective predecessors, successors, heirs, personal representatives and assigns, from any and all actions, claims, rights, lawsuits, damages and expenses (including attorneys' fees) of any kind, known or unknown, fixed or contingent, liquidated or unliquidated, in law or in equity, and whether arising from tort statute or tort, which you or your heirs or personal representatives now or in the future may have, or have ever had, arising from your employment and other relationships with the Companies. This includes a waiver of any claim you may have under local, state or federal law, including but not limited to the Illinois Human Rights Law, the Civil Rights Act of 1964, the Employee Retirement Income Security Act, the Americans with Disabilities Act, and the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act ("ADEA"), in each case as amended, and the Illinois doctrines of defamation, libel, slander, invasion of privacy, intentional infliction of emotional distress, interference with contractual relations, retaliatory discharge, employment contracts, wrongful discharge, implied contracts or implied covenants of good faith, fair dealing, any other statute, authority or law and all other civil rights, human rights and anti-discrimination statutes, codes, executive orders, regulations, rules, and ordinances. You agree not to sue the Company or any of the other released entities or persons with respect to claims covered by the foregoing release.

       By signing below, you acknowledge your understanding that conduct contrary to the provisions of this letter agreement on

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Mr. Robert J. Smuland
June 7, 1996
Page 5


your part will constitute a breach of this letter agreement by you which is likely to cause irreparable harm to the Company. Therefore, you hereby acknowledge and agree that, in the event of a breach of this letter agreement by you, damages constitute an inadequate remedy at law and that the Company shall be entitled to specific performance of the terms of this letter agreement, attorneys fees and/or injunctive relief. This letter agreement shall be construed in accordance with the laws of the State of Illinois (other than its conflicts of laws principles) applicable to contracts made and to be performed entirely within Illinois, and you and the Company agree that Illinois shall have exclusive personal jurisdiction over both parties in any lawsuit with respect to this letter agreement or your employment and other relationships with the Companies, and venue for any such suit shall lie in any state or federal court in the City of Rockford, Illinois.

       You acknowledge and agree that you would not otherwise be entitled to receive from the Company the consideration set forth in the second, third and fourth paragraphs of this letter agreement but for the agreement of the Company herein to provide such consideration. You also acknowledge and agree that this letter agreement is not in connection with an exit incentive, early retirement, or other employment termination program offered to a group or class of employees. You further acknowledge and agree that you are not resigning from the Board of Directors of the Company because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

       As to your release and waiver of rights under all Age Discrimination in Employment Acts, you acknowledge that you are hereby advised to consult with an attorney prior to executing this release and have been given a period of 21 days within which to consider its terms. You further acknowledge being informed that for a period of 7 days following your execution of this letter agreement, you have the right to revoke said document and that it shall not become effective or enforceable until such revocation period has expired.

                                      Very truly yours,

                                      SUNDSTRAND CORPORATION

                                      /s/ Richard M. Schilling

                                      Richard M. Schilling
                                      Vice President and General
                                      Counsel and Secretary

I have read and agree to the terms and conditions stated above.


Date:  June 10, 1996                  /s/ Robert J. Smuland
     ____________________             _________________________
                                      Robert J. Smuland